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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2001




                            MOHAWK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  01-19826                 52-1604305
         --------                  --------                 ----------
      (State or other          (Commission File            (IRS Employer
      Jurisdiction of              Number)             Identification No.)
      Incorporation)



              160 South Industrial Blvd., Calhoun, Georgia 30701
        ---------------------------------------------------------------
         (Address, including zip code, of principal executive offices)




                                (706) 629-7721
        ---------------------------------------------------------------
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.
         ------------

         On February 8, 2001, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing earnings for the fourth quarter and year ended December 31, 2000. A copy of such press release is included as an exhibit to this report and, other than the sixth paragraph thereof, incorporated herein by reference under this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         C. Exhibits

         99.1 Press Release dated February 8, 2001

Item 9.  Regulation FD Disclosure.
         ------------------------

         On February 8, 2001, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing earnings for the fourth quarter and year ended December 31, 2000. A copy of such press release is included as an exhibit to this report and sixth paragraph thereof is incorporated herein by reference under this Item 9.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Mohawk Industries, Inc.



Date: February 8, 2001                     By: /s/ Frank H. Boykin
                                               -------------------
                                                   Frank H. Boykin
                                               VP & Corporate Controller
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

 99.1    Press Release dated February 8, 2001